Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$11,346,883
Unrealized Gain (Loss) on Market Value of Futures	13,255,564
Interest Income	132,165
ETF Transaction Fees	1,050
Total Income (Loss)	$24,735,662

Expenses
Management Fees	$342,073
Professional Fees	51,394
Brokerage Commissions	27,136
Non-interested Directors' Fees and Expenses	2,728
Prepaid Insurance Expense	2,339
Total Expenses	$425,670
Net Income (Loss)	$24,309,992

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/16	$511,197,846
Additions (250,000 Shares)	10,273,995
Net Income (Loss)	24,309,992

Net Asset Value End of Month	$545,781,833
Net Asset Value Per Share (12,900,000 Shares)	$42.31

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$18,912
Unrealized Gain (Loss) on Market Value of Futures	103,550
Interest Income	625
Total Income (Loss)	$123,087

Expenses
Management Fees	$1,544
Professional Fees	5,366
Brokerage Commissions	141
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	9
Total Expenses	7,075
Expense Waiver	(5,276)
Net Expenses	$1,799
Net Income (Loss)	$121,288

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/16	$2,906,628
Net Income (Loss)	121,288

Net Asset Value End of Month	$3,027,916
Net Asset Value Per Share (200,000 Shares)	$15.14

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended April 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(9,428)
Unrealized Gain (Loss) on Market Value of Futures	74,610
Unrealized Gain (Loss) on Foreign Currency Translations	467
Interest Income	465
Total Income (Loss)	$66,114

Expenses
Management Fees	$1,053
Professional Fees	4,943
Brokerage Commissions	32
Non-interested Directors' Fees and Expenses	10
Prepaid Insurance Expense	8
Total Expenses	6,046
Expense Waiver	(4,712)
Net Expenses	$1,334
Net Income (Loss)	$64,780

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/16	$1,964,552
Net Income (Loss)	64,780

Net Asset Value End of Month	$2,029,332
Net Asset Value Per Share (100,000 Shares)	$20.29

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$11,356,367
Unrealized Gain (Loss) on Market Value of Futures	13,433,724
Unrealized Gain (Loss) on Foreign Currency Translations	467
Interest Income	133,255
ETF Transaction Fees	1,050
Total Income (Loss)	$24,924,863

Expenses
Management Fees	$344,670
Professional Fees	61,703
Brokerage Commissions	27,309
Non-interested Directors' Fees and Expenses	2,753
Prepaid Insurance Expense	2,356
Total Expenses	438,791
Expense Waiver	(9,988)
Net Expenses	$428,803
Net Income (Loss)	$24,496,060

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/16	$516,069,026
Additions (250,000 Shares)	10,273,995
Net Income (Loss)	24,496,060

Net Asset Value End of Month	$550,839,081

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612